UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2011
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On February 22, 2011, Enterprise Products Partners L.P. (“EPD”) delivered a formal proposal to the chairman of the Audit, Conflicts and Governance Committee (the “ACG Committee”) of DEP Holdings, LLC (“DEP GP”), the general partner of Duncan Energy Partners L.P. (“DEP”) to acquire all of the outstanding common units of DEP, for consideration of 0.9545 common units of EPD for each outstanding common unit of DEP, in a transaction to be structured as a merger of DEP with a wholly owned subsidiary of EPD. The proposal by EPD is subject to customary terms and conditions, including applicable board and special committee approvals and the negotiation of definitive agreements. The ACG Committee of DEP GP has not responded to EPD at this time.
     A copy of the EPD press release dated February 23, 2011 announcing the proposal to DEP is attached to this Form 8-K as Exhibit 99.1.
Forward-Looking Statements
     This current report on Form 8-K includes forward-looking statements. Except for the historical information contained herein, the matters discussed in this report are forward-looking statements that involve certain risks and uncertainties, such as EPD’s expectations regarding future results, capital expenditures, project completions, liquidity and financial market conditions. These risks and uncertainties include, among other things, whether the proposed transactions are consummated at all or on initial terms proposed and factors discussed in EPD’s filings with the U.S. Securities and Exchange Commission (“SEC”). If any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those expected. EPD disclaims any intention or obligation to update publicly or reverse such statements, whether as a result of new information, future events or otherwise.
Important Notice to Investors
     This current report on Form 8-K does not constitute an offer to sell any securities. Any such offer will be made only by means of a prospectus, and only if and when a definitive agreement has been entered into by EPD and DEP, pursuant to a registration statement filed with the SEC.
     If the proposed merger is approved, a registration statement of EPD, which will include a proxy statement of DEP and other materials, will be filed with the SEC. IF AND WHEN APPLICABLE, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EPD, DEP AND THE PROPOSED MERGER. If and when applicable, investors and security holders may obtain a free copy of the proxy statement / prospectus and other documents containing information about EPD and DEP, without charge, at the SEC’s website at www.sec.gov.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 23, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	Enterprise Products Holdings LLC,
its General Partner

Date: February 23, 2011	By:	/s/ Michael A. Creel
Michael A. Creel
President and Chief Executive Officer of the General Partner

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 23, 2011.